CENTRAL SECURITIES CORPORATION

_________

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2019

[2]

To the Stockholders of

Central Securities Corporation:

Financial data for the period ended September 30, 2019 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	Sept. 30, 2019	June 30, 2019	Dec. 31, 2018
Net assets	$953,969,739	$935,765,992	$765,342,588
Net assets per share of Common Stock	$37.44	$36.72	$30.02
Shares of Common Stock outstanding	25,482,666	25,482,666	25,496,847

Comparative operating results are as follows:

	Nine months ended September 30,
	2019		2018
Net investment income	$11,978,114		$13,541,431
Per share of Common Stock	.47	*	.54	*
Net realized gain on sale of investments	20,225,138		20,751,765
Increase in net unrealized appreciation of investments	161,862,151		36,651,299
Increase in net assets resulting from operations	194,065,403		70,944,495

* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

During the nine months ended September 30, 2019, the Corporation purchased 17,181 shares of its Common Stock at an average price of $24.91 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

Stockholders’ inquiries are welcome.

Wilmot H. Kidd   John C. Hill   Andrew J. O’Neill

630 Fifth Avenue

New York, NY 10111

November 5, 2019

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PRINCIPAL PORTFOLIO CHANGES

July 1 to September 30, 2019

(unaudited)

	Number of Shares
	Purchased	Sold	Held September 30, 2019
Alleghany Corporation		15,000	—
Berkshire Hathaway Inc. Class A	10		40
Brady Corporation		30,000	250,000
Citigroup Inc.		5,000	275,000
Johnson & Johnson	5,000		90,000
Keysight Technologies, Inc.		25,000	225,000
Microsoft Corporation		5,000	90,000
Rayonier Inc.	100,000		800,000
Ribbon Communications Inc.		139,612	1,247,488
Roper Technologies, Inc.		1,000	58,000
Star Group, L.P.	83,806		643,898
Tiffany & Co.	70,000		110,000

TEN LARGEST INVESTMENTS

September 30, 2019

(excluding short-term investments)

(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired

	(millions)
The Plymouth Rock Company, Inc.	$0.7	$216.0	22.6%	1982
Coherent, Inc.	13.5	53.8	5.6	2007
Analog Devices, Inc.	6.2	50.3	5.3	1987
Intel Corporation	7.6	43.3	4.5	1986
Motorola Solutions, Inc.	11.1	42.6	4.5	2000
Hess Corporation	31.2	42.3	4.4	2017
Capital One Financial Corporation	20.2	30.0	3.1	2013
JPMorgan Chase & Co.	13.0	27.1	2.8	2010
Amazon.com	3.8	22.6	2.4	2014
Rayonier Inc.	23.7	22.6	2.4	2014

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

David C. Colander

Jay R. Inglis

Wilmot H. Kidd IV

C. Carter Walker, Jr., Director Emeritus

OFFICERS

Wilmot H. Kidd, Chief Executive Officer

John C. Hill, President

Marlene A. Krumholz, Vice President and Secretary

Andrew J. O’Neill, Vice President

Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 505000, Louisville, KY 40233

800-756-8200

www.computershare.com

CUSTODIAN

UMB Bank, n.a.

Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY